Exhibit 99.1

Specialists in Energy Technologies Fourth Annual Energy Technology Conference October 19, 2006 | Baker & McKenzie Conference Center | New York Nova Biosource Fuels, Inc.

NOVA’S Mission NOVA’S mission is to profitably commercialize its proprietary biodiesel technology and become the leader and dominant provider of biodiesel. NOVA’S Strategic Focus To build, own and operate multiple biodiesel refining facilities globally using its unique process refining technology.

Senior Management and Directors

Charles Vignieri ***Honorary Chairman***	■ Founder, Kenosha Beef International (KBI) ■ Over 55 years experience in meat packing industry
Kenneth Hern ***Chairman and CEO***	■ President, Texaco Saudi 1981-1984 ■ Vice Chairman and Managing Director, Texaco Nigeria 1984 -1989 ■ President, Texaco Brazil 1989 -1994
Jody Powers ***COO***	■ President, Halliburton Energy Services 2000 - 2002
JD McGraw ***President***	■ Investment banker – advised over 150 transactions
Leon Van Kraayenburg ***VP Finance***	■ Over 25 years experience ■ Senior VP and CFO, EnerTeck 2002
Richard Talley ***President Biosource America***	■ Professional Engineer ■ Over 19 years experience in process development
Russell Sammons ***Vice President – Operations***	■ Over 11 years experience in refinery engineering and operations at ExxonMobil

3

Company Background

Kenosha Beef
Chartered research to improve management of tallow

⇩

Biosource Fuels
3 year old technology engineering company
Fully operational pilot refinery and IP proving out patented technology
Seasoned biodiesel engineering staff
Mueller construction partnership

⇩

Biosource America
Private company purchased Biosource Fuels assets

⇩

Nova Oil, Inc. (OTC: NVAO)
Reverse merger into public entity
Malone and Bailey, PLLC – SEC Auditors
Jones & Smith LLP – Intellectual Property Counsel

⇩

Nova Biosource Fuels, Inc. (OTC: NVAO)
Recent Name Change

4

2000 2003 2005 2006 2001 2002 2004 Biosource Fuels established by KBI to research and develop technology that can convert high FFA feedstock to biodiesel 80,000 gallon per year pilot plant completed in Butte, Montana Construction of 10 MGY Clinton County begins 2006 Historical: February: Biosource America acquires Biosource Fuels March: Reverse merger into NOVA Oil July: Pvt. placement completed 2006/2007 Planned: October: 10 MGY Clinton County commissioning January: 20 MGY Anamax expected to be commissioned 2007 Company History

Plant Status Capacity (mil gal/yr) Online Status Feedstock Nova Ownership Contract Size (mil) Access Off-take Clinton Anamax Scott Petroleum Oklahoma Illinois 10 20 20 Location Clinton County, IA DeForest, WI Greenville, MS Nov. ‘06 Jan. ‘07 NA H1 ‘07 0% 50%(1) Soybean Animal Fat Animal Fat & Fish Oil $6.0 $17.0 $12.5 TBD 60 Rail, Truck, Barge ConAgra – Veg. Oil & Animal Tallow 100% H2 ‘07 ConAgra $60.0 (2) 60 Seneca, IL 100% Rail, Truck, Barge H2 ‘07 NA Koluzny – Veg. Oil & Animal Tallow $60.0 (2) NA NA NA 1) Nova has no equity stake, but has agreement in principle to own 50% of the production from the Scott facility. 2) Estimated cost of construction. Truck Rail, Truck, Barge Rail, Truck

Nova Today Headquarters: Houston, TX Proprietary Process Technology Multiple feedstocks Continuous process Eliminates water wash Currently in various stages of the design and construction phase with three full scale production facilities for third parties In addition, announced agreement for 60 million gallon per year facility in Seneca, IL for own account Current Capitalization Shares Outstanding: 84.6 million Recently completed an approximately $18.9 million private placement on July 13, 2006 9 Month Contract Revenue: $12.4 million Experienced Management Team Former executives from Halliburton, ExxonMobil, Texaco

Biodiesel sales have increased over 100% each year since 1999 The U.S. biodiesel fuel market in 2005 was approximately 75 million gallons By 2010 demand is expected to reach 800 million gallons with a market value of $2 billion, accounting for approximately 2% of the 60 billion-gallon per year total fuel market Biodiesel Market Source: National Biodiesel Board

Market Drivers Higher Oil Prices Government Mandates State and Federal Incentives Nation’s desire to be less dependent on foreign oil Unstable Middle East Global demands on oil (India and China) Nova’s Competitive Advantages Proprietary Patented Technology Seasoned Management Team Multifeedstock Business Model Profitability without Federal Tax Credit at current diesel prices and commodity pricing Market Drivers & Advantages

Key Elements of Nova’s Solution Nova’s Success Strategy Feedstock: Securing contractual relationships with national food & rendering companies to provide low cost, continuous supply of feedstocks Process: Deploying a unique continuous stream process technology capable of handling inexpensive feedstocks thereby providing an anticipated 35% reduction in cost compared to competing technologies Distribution: Securing relationships with large fleet owners and diesel fuel brokers committed to take or pay contracts for the purchase of biodiesel produced

Multi-Feedstock Process Capability with High Yields Lower cost feedstock Minimized Waste Streams by Eliminating the Water Wash Process Less waste streams / Improved product quality Continuous Process vs. Batch Processing Allows economies of scale High Quality Glycerin Production (Tech grade – 97% pure) Increased Revenue Streams Continual Energy Recovery Effective recovery and utilization of waste heat Turnkey Construction with National Builders Improved Time to Market / Quality assurances Nova’s Proprietary Process

Multi-Feedstock Capability


Biodiesel
Feedstock
(FO-G)
$1.00/gal Fed. Excise tax credit
$0.50/gal Fed. Excise tax credit
Virgin feedstock (Fats and oils)
Reclaimed feedstock (Greases)
Vegetable oils
Soy
Palm
Canola
Corn
Fats
Beef
Pork
Poultry
Fish
Greases
Yellow Grease
Brown Grease

U.S. Fat Production (billion lbs) (1)


Poultry Fat 1.0
Edible Tallow 1.8
Lard and Grease 1.1
Yellow Grease 1.523
Inedible Tallow 3.7

~ equivalent 1.15 billion gallons
~1/3 exported – largest opportunity
~1/3 human consumption
~1/3 animal consumption

- **Proprietary technology can efficiently process over 25 different feedstocks**
- **Significant international opportunity**
- **Nova's technology can process three grades of palm oil (Refined, crude, distillate (PFAD))**

(1) Source: USDA 2004

12

Fats, Oils & Greases (FOG) + Methanol & Catalyst = Glycerin Fatty Acid Esters (“Biodiesel”) Biodiesel… Is a low polluting, biodegradable fuel Feedstock can be anything that contains gylcerides and fatty acids included vegetable oils, animal fats and reclaimed greases Blends can be used in any diesel engine with no modifications A perfect substitute for diesel Potential for 100% replacement; easily blended in diesel Can utilize existing diesel storage infrastructure Can be transported via pipelines

40 hours vs. 8 hours for Nova’s continuous transesterification Significant wastewater stream using batch process Continuous transesterification results in improved product quality Continuous process results in lower energy operating costs Traditional Batch Transesterification Glycerin Biodiesel Vegetable Oil Catalyst Batch Production – Traditional Batch model (from National Biodiesel Board) Alcohol Recovery Neutralization Distillation SettlerEvaporation Alcohol Washing Reactor Purification Evaporation Settler Mineral acid Fatty Acids

Conventional biodiesel technologies generate significant amounts of wastewater as part of the refining processes A typical 50 MGY plant will generate approximately 20 million gallons of polluted wastewater per year Requires permits and the installation of equipment to clean and process The water wash process fails to completely eliminate contaminants, thereby reducing the quality and consistency of the biodiesel produced Impacts final quality of fuel when mixed with petro-diesel By eliminating water wash, Nova assures high quality, consistent fuel production Eliminates permitting and facilities typically required to process waste water Wastewater

Feedstock & Distribution RAW MATERIAL (MILLION GALLONS) 60 GUARANTEED COMMODITY SUPPLIER 60 REGIONAL FAT/GREASE SUPPLIER MULTI FEEDSTOCK PROCESS TECHNOLOGY BIODIESEL FUEL CONTRACTS GUARANTEED ASTM QUALITY (MILLION GALLONS) 120 TAKE OR PAY WITH NATIONAL DISTRIBUTOR

Clinton County, Iowa – 10 million gallon per year refinery Design / Build in 2006